

A BRIDGE TO THE FUTURE

Creating the West's premier banking franchise.

First Interstate BancSystem + Great Western Bancorp, Inc.

September 16, 2021

Forward-Looking Statements Safe Harbor

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about First Interstate BancSystem, Inc.'s ("FIBK"), Great Western Bancorp, Inc.'s ("GWB") or the combined company's plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as "believes," "expects," "anticipates," "plans," "trend," "objective," "continue," or similar expressions or future or conditional verbs such as "will," "would," "should," "could," "might," "may," or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between FIBK and GWB (the "Transaction"), including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK's and GWB's reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between FIBK and GWB; the outcome of any legal proceedings that may be instituted against FIBK or GWB; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of FIBK's or GWB's customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK's issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management's attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on FIBK's or GWB's businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause FIBK's, GWB's or the combined company's actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK's, GWB's or the combined company's results.

All forward-looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK's or GWB's behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK or GWB update one or more forward-looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK, GWB and factors which could affect the forward-looking statements contained herein can be found in FIBK's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC, and in GWB's Annual Report on Form 10-K for the fiscal year ended September 30, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended December 31, 2020, March 31, 2021 and June 30, 2021, and its other filings with the SEC.

Important Additional Information and Where to Find It

In connection with the Transaction, FIBK will file with the SEC a Registration Statement on Form S-4 to register the shares of FIBK capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of FIBK and GWB that also constitutes a prospectus of FIBK. The definitive joint proxy statement/prospectus will be sent to the shareholders of FIBK and stockholders of GWB seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FIBK, GWB, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FIBK or GWB through the website maintained by the SEC at http://www.sec.gov or from FIBK at its website, www.fibk.com, or from GWB at its website, www.greatwesternbank.com. Documents filed with the SEC by FIBK will be available free of charge by accessing the “SEC Filings” page of FIBK’s website at www.fibk.com/sec-filings, or alternatively by directing a request by mail or telephone to First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, Montana, 59116, Attention: John Stewart, Deputy Chief Financial Officer, telephone: 406-255-5311, and documents filed with the SEC by GWB will be available free of charge by accessing GWB’s website at www.greatwesternbank.com under the tab “Investor Relations” and then under the heading “Financial Info - Documents” or, alternatively, by directing a request by telephone or mail to Great Western Bancorp Inc., 225 South Main Avenue, Sioux Falls, South Dakota 57104, (605) 988-9253.

FIBK, GWB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FIBK and stockholders of GWB in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of FIBK and GWB and other persons who may be deemed to be participants in the solicitation of shareholders of FIBK and stockholders of GWB in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about FIBK, the directors and executive officers of FIBK and their ownership of FIBK common stock is also set forth in the definitive proxy statement for FIBK’s 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 14, 2021, and other documents subsequently filed by FIBK with the SEC. Additional information about GWB, the directors and executive officers of GWB and their ownership of GWB common stock can also be found in GWB’s definitive proxy statement in connection with its 2021 Annual Meeting of Stockholders, as filed with the SEC on December 23, 2020, and other documents subsequently filed by GWB with the SEC. Free copies of these documents may be obtained as described above.

Today's Presenters

Experienced Executive Management Team



Kevin P. Riley
President & Chief Executive Officer; *First Interstate BancSystem, Inc.*



Marcy D. Mutch
Executive Vice President & Chief Financial Officer; *First Interstate BancSystem, Inc.*



Mark Borrecco
President & Chief Executive Officer; *Great Western Bancorp, Inc.*

Strategic Rationale

Combines two **like-minded companies with similar core values** that will serve as our foundation

Diversifies and expands our geographic reach, with leading market presence in larger, wealthier and fast-growing Midwest markets

Leverages our existing infrastructure investment, digital capabilities and a comprehensive product set across a broader client base

Creates scale and scarcity value by forming the largest bank headquartered in the Northwest[(1)]

Improves the earnings power of the pro forma company and creates an institution with sustainable growth and peer leading profitability

Lower execution risk by building upon management's core competency of successfully integrating transactions

$32B Pro Forma Assets	**$27B** Pro Forma Deposits	**Top 50** National Deposit Rank[(2)]	**Top 15** Bank West of the Mississippi[(2)]
20% EPS Accretion[(3)]	**1.2%** Pro Forma ROA[(3)]	**16%** Pro Forma ROATCE[(3)]	**TBV Accretive**[(4)]



Existing First Interstate Bank branches
Additional through Great Western acquisition

Source: S&P Global Market Intelligence; Financial data as of 6/30/2021
(1) Rank based on Assets; FIBK pro forma for GWB acquisition
(2) Ranked based Deposits; FIBK pro forma for GWB acquisition; Excludes foreign bank subsidiaries
(3) Based on Street 2023 consensus estimates for FIBK and 2023 FIBK management estimates for GWB Stand-alone De-risked Net Income Run Rate plus cost savings and other merger adjustments; For more detail see slide 26
(4) For more detail see slide 27

Strategically Compelling

Great Western Overview

Branch Footprint



Sioux Falls, SD HQ
174 Branches

Key Metrics

$13B	$12B	1.73%	3.23%
Assets	Deposits	PPNR / AA	NIM

Lines of Business

Business Banking	Provides services to small and mid-sized businesses across a diverse range of industries, offering a range of financial products designed to meet their specific needs	**$6.1B** in commercial deposits **53%** of deposits
Agri-Business Banking	Provides loans and banking services to agri-business customers from short-term working capital funding to long-term and-related lending, as well as other tailored services	**$1.4B** in loans **16%** of loans
Retail Banking	Offers traditional banking products to retail customers, including noninterest-bearing demand accounts, interest-bearing demand accounts and time deposits	**174** branches **163** ATMs
Wealth Management	Provides customers with a selection of wealth management solutions, including financial planning, private banking, investment management and trust services, and the offer and sale of insurance solutions, including life insurance	**$2.8B** in Assets Under Management

Source: S&P Global Market Intelligence, Company documents and website; Financial data as of 6/30/2021

Great Western Market Highlights


Sioux Falls



- Best city in America for young professionals
- Located in state with #2 best tax climate in the U.S.
- #10 Best Place to Live in 2020
- # 6 best city to buy a house in America


Omaha



- Home to 5 Fortune 500 company headquarters
- #25 best place to live
- #9 best city for young professionals
- Cost of living 8% below national average


Des Moines



- #13 Best Place to Live in the U.S.
- Fastest growing metro in the Midwest
- Named one of “North America’s Next 25” for tech talent in smaller markets
- #1 state for economic and social opportunity

Source: US News & World Report, Smartasset, Payscale, DMS Partnership, CBRE, Livability, Tax Foundation, Niche

Strong Financial Performer

Core ROAA (%) [1]

PPNR / ROAA (%)

NPA / Loans + OREO (%)

NCO / Avg. Loans (%) [3]



1.50
1.25
1.00
2014
2015
2016
2017
2018
2019
1.02
(0.74)(2)
1.81
1.34
2020
MRQ
2.00
1.50
1.00
1.66
1.22(2)
1.73
1.46
4.00
2.00
0.00
3.58
0.60
3.09
0.60
0.75
0.50
0.25
0.00
0.65
0.12
0.25
0.05
GWB
GWB Peers

Source: S&P Global Market Intelligence; FactSet

Note: Financial data for calendar year end 12/31 and most recent available quarter; GWB peers include major exchange traded banks headquartered in the West and Midwest with assets between $10B-$20B; Excludes merger targets, mutual holding companies, thrifts and banks headquartered in California and Hawaii

(1) Core net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill impairment and nonrecurring items as defined by S&P Capital IQ.

(2) Excludes goodwill and intangible assets impairment

(3) Excludes sale of loans

Pro Forma Company Footprint

$32B
Assets

$27B
Deposits

Top 50
National Deposit Rank(1)

Top 15
Bank West of the Mississippi(1)



First Interstate (147)
Great Western (174)

Pro Forma Deposits by State



Montana 22%
South Dakota 16%
Iowa 12%
Wyoming 12%
Nebraska 10%
Oregon 10%
Idaho 6%
Colorado 5%
Other 7%

Pro Forma Top 10 MSAs

MSA	Pro Forma Rank	Deposits ($B)	Deposit Market Share (%)
Billings, MT	1	$1.7	25.1%
Omaha, NE	6	1.6	4.4
Des Moines, IA	5	1.4	6.1
Bend, OR	1	1.2	22.9
Boise City, ID	5	1.2	6.8
Sioux Falls, SD (2)	3	1.2	10.7
Rapid City, SD	1	1.0	24.8
Missoula, MT	2	0.9	25.3
Casper, WY	2	0.7	25.0
Kalispell, MT	2	0.7	21.8

Source: S&P Global Market Intelligence; Financial data as of 6/30/2021; Company documents
Note: Deposit data as of 6/30/2021; data pro forma for pending acquisitions; Other defined as Washington, Arizona, Missouri, Kansas, Minnesota and North Dakota
(1) Ranked based Deposits; FIBK pro forma for GWB acquisition; Excludes foreign bank subsidiaries
(2) Sioux Falls, SD deposit data excludes one Citigroup Inc., Wells Fargo & Co. and Meta Financial Group Inc. branch with $384.7B, $247.6B and $5.9B in deposits, respectively

Combined Loan Portfolio

First Interstate


Commercial & Industrial 18%
Consumer & Other 15%
Construction 12%
$9.9B
Yield: 4.18%
Residential R.E. 15%
Commercial R.E. 40%

Great Western


Commercial & Industrial 26%
Consumer & Other 11%
Construction 5%
Residential R.E. 6%
$8.5B
Yield: 4.23%
Commercial R.E. 52%

Pro Forma


Consumer & Other 13%
Construction 9%
Commercial & Industrial 22%
Residential R.E. 11%
$18.4B
Yield: 4.20%
Commercial R.E. 45%

- Diversified community banking pro forma loan portfolio, with opportunities to grow in all segments across all markets
- Pro forma CRE concentration remains in line with current FIBK and well below regulatory thresholds

Source: S&P Global Market Intelligence as of 6/30/21
Note: Loan and yield data per 6/30/21 regulatory filings
Note: Includes $571.9mm and $364.9mm of PPP loans as of 6/30/21 for FIBK and GWB respectively

Combined Deposit Mix

First Interstate | Great Western | Pro Forma

Deposit Portfolio Breakdown

First Interstate



Retail Time Deposits 5%
Jumbo Time Deposits 1%
MMDA & Other Savings 49%
$15.6B
Cost: 0.06%
Demand Deposits 35%
NOW & Other Trans. Accts 10%

Great Western



Retail Time Deposits 5%
Jumbo Time Deposits 2%
MMDA & Other Savings 41%
$11.5B
Cost: 0.12%
Demand Deposits 26%
NOW & Other Trans. Accts 26%

Pro Forma



Retail Time Deposits 5%
Jumbo Time Deposits 1%
MMDA & Other Savings 46%
$27.1B
Cost: 0.08%
Demand Deposits 31%
NOW & Other Trans. Accts 17%

Commercial vs. Retail Deposits



Retail 50%
Commercial 50%



Retail 47%
Commercial 53%



Retail 49%
Commercial 51%

Source: S&P Global Market Intelligence as of 6/30/21
Note: Deposit and cost data per 6/30 regulatory filings & company documents

Moving Into Larger, Wealthier & Stable Economic Markets

Number of Markets & Percent of Deposits In MSAs with Populations >250k



> 250k
14%
< 250k
86%
7
Markets



< 250k
43%
> 250k
57%
14
Markets

Median Household Income by MSA



$65,187
$69,132

Source: S&P Global Market Intelligence; Deposit data as of 6/30/21

Combined Footprint Maintains Lower Than National Average Unemployment



WA
5.1%
(29TH)
OR
5.2%
(30TH)
ID
3.0%
(5TH)
MT
3.6%
(9TH)
ND
3.9%
(13TH)
MN
3.9%
(12TH)
SD
2.9%
(4TH)
WY
5.2%
(31ST)
IA
4.1%
(16TH)
NE
2.3%
(1ST)
CO
6.1%
(36TH)
KS
3.8%
(11TH)
MO
4.2%
(17TH)
AZ
6.6%
(40TH)
0.0% to 3.0%
3.0% to 4.0%
4.0% to 6.0% (United States = 5.2%)
6.0% to 8.0%
8.0% or more

Source: Freddie Mac Almanac
Data as of: 7/31/2021

Better Together: Synergy Opportunities

Back Office & Technology Synergies

Area	Opportunities
Mortgage Technology	• Leverage GWB's construction monitoring platform with our One-Time Close construction product to provide an efficient, client-centric offering • Implement GWB's mortgage loan origination system providing overall operational efficiencies • Leverage FIBK's mortgage servicing platform and centralized capabilities
Client Contact Center	• FIBK's scalable phone system platform; adding email and chat functionality for GWB's clients
Digital Capabilities	• Digital applications: Credit card and mortgage • Robo-wealth management will provide access to new clients • Leverage FIBK's digital small business lending platform, offering same-day funding • Mobile banking app rating of 4.8 in the Apple Store
Other Service and Technology Synergies	• Upgrade path for FIBK clients to GWB's current Treasury Solutions platform • FIBK's scalable core system, Human Resources and Finance platforms • FIBK's Commercial Loan Origination Platform, leveraging GWB's Pricing Tool • Ability to centralize loan servicing, deposit operations and wire transfer functions

Revenue Opportunities

Area	Opportunities
Credit Cards	• Increase penetration on Consumer and Commercial across GWB client base
Indirect Lending	• Increase our access across the 8 new states within the pro forma footprint to over 1,800 additional dealers
Wealth Management	• Higher household incomes in new footprint provides opportunities to increase our assets under management • GWB client base provides opportunities to expand our Trust business
Treasury Solutions	• Expand our offerings to include GWB current payroll service support

Shared Values, Benefits for All Stakeholders

Shareholders

- ~20% EPS accretion in 2023
- Accretive to TBV/share and TCE/TA
- Efficiency ratio sustainably below 55% goal
- Strong pro forma growth markets with available synergies

Employees

- Proven and experienced leadership
- Robust talent pipeline
- Complementary, values-based cultures
- Increased professional growth and internal mobility opportunities

Clients

- Expanded product offerings and branch locations
- Ability to serve a larger number of clients due to back-office infrastructure
- Enhanced technological offerings and investments

Communities

- Community commitment demonstrated through corporate giving of over $36M and 143,000 volunteer hours in the past decade
- Over $20M gift to the FI Foundation related to this transaction
- Continued 2% Net Income before Tax annual contribution to our communities

Value Creation

Key Transaction Structure & Terms

Consideration	• Fixed exchange ratio of 0.8425x First Interstate shares for each Great Western share • 100% First Interstate Class A common stock
Pricing & Ratios	• $35.65 per share of Great Western based on September 15, 2021 First Interstate closing price[(1)] • 10.2x 2023 earnings per share including net cost savings[(2)]
Ownership & Governance	• FIBK and GWB shareholders will own 57/43% of combined company • Mark Borrecco will serve as Chief Banking Officer • Board of Directors will consist of 11 directors from FIBK and 5 directors from GWB • Existing FIBK Class B common stock will be converted 1:1 into Class A common stock and First Interstate will no longer be a controlled company[(3)]
Community Support	• Continuation of Great Western's community leadership in markets of operation, consistent with First Interstate's strong community track record of donating 2% of its pre-tax earnings to charity • First Interstate will also contribute over $20 million (included in one-time charges) to the First Interstate Foundation
Approval & Closing	• Contingent on shareholder and regulatory approvals for both First Interstate and Great Western – Voting agreement signed by Scott Family Shareholder Group • Anticipated closing in the first quarter of 2022

(1) FIBK share price of $42.32 as of September 15, 2021
(2) For more detail see slide 26; EPS based on FIBK management estimates for GWB Stand-alone De-risked Net Income Run Rate plus cost savings
(3) Following closing, at the record date for the next meeting of shareholders

Compelling Pro Forma Financial Impact

Significant Upside

~20%
2023 EPS Accretion to First Interstate

53%
2023 Efficiency Ratio

18%+
Internal Rate of Return

Accretive
to Tangible Book Value per Share

13.5%
Total Risk Based Capital & Accretive to TCE/TA

$100M+
2023 Free Capital Generation(1)

Pro Forma peers include all major exchange-traded banks headquartered in the Midwest / Northwest with assets between $20B and $50B

'23 ROAA (%) v. Pro Forma Peers



1.3%
1.2%
1.2%
1.2%
0.9%
0.7%
0.7%

'23 ROATCE (%) v. Pro Forma Peers



16%
14%
14%
12%
10%
10%
9%

'21 – '23 EPS CAGR(2) (%) v. Pro Forma Peers



10%
3%
2%
0%
-4%
-6%
-7%

Source: S&P Global Market Intelligence, FactSet; Market data as of 9/15/2021
Note: Peers include all major exchange-traded banks headquartered in the Midwest (as defined by S&P Global Market Intelligence) and Northwest (AK, ID, MT, OR, WA and WY) with assets between $20B and $50B; Excludes merger targets
Note: Pro forma figures estimated for 2023 inclusive of certain merger related adjustments
(1) 2023 net income less dividend and capital needed to support asset growth
(2) Compound Annual Growth Rate

Low Execution Risk

M&A is a Core Skill Set for First Interstate



1968
Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming

First Western Bank
Member FDIC

2008
Expand into adjacent markets in South Dakota

2014
Mountain West Bank®
Mountain West Financial Corp.

United Bank, N.A.
Absarokee Bancorporation, Inc.

2015

2016
7 BRANCHES
$225 MILLION
Flathead Bank
Flathead Bank of Bigfork

Bank of the Cascades

2017
Expand into Idaho, Oregon, and Washington
46 BRANCHES
$3.2 BILLION

2018
20 BRANCHES
$814 MILLION
INB

Idaho Independent Bank®

2019
11 BRANCHES
$725 MILLION

2019
3 BRANCHES
$130 MILLION
Community 1st Bank

Great Western Bank®

2022
170 BRANCHES
$13 BILLION

Loan Due Diligence & Risk Mitigation

Comprehensive Loan Due Diligence

Scope of Loan Diligence

35+
First Interstate participants

2,700+
Great Western commercial loans were reviewed

$5.5B+
Great Western loan commitments were reviewed

Detailed Review of Loan Portfolios(1)

Portfolio Covered	54%
Commitments > $5M	87%
Criticized/Classified Loans	100%
Agriculture - All	52%
Agriculture - Dairy	91%
Hospitality	81%
Medical	74%
Commercial	58%

Conservative Credit Mark to Assist with Risk Mitigation

3.75%
Credit Mark

1.5x
GWB Reserves (2)

Announced Credit Mark / Reserves For Recent Transactions (3)



1.7x
1.5x
1.3x
1.2x
1.1x
1.1x
1.0x
1.0x
Median: 1.1x

(1) Figures based on commitments
(2) Based on projected reserves at close
(3) Includes 2021 U.S. bank transactions with deal values greater than $1B at announcement; Median excludes FIBK/GWB

Isolating & Addressing the Credit Issues


Non-PCD
86%
PCD
14%
All Other
38%
Ag- Dairy
18%
6.6%
of Pro Forma
Portfolio
Ag- Non-
Dairy
15%
Hospitality
21%
Healthcare
8%


Percent of Mark Against PCD Portfolio
Ag Dairy
23%
Ag Non-Dairy
18%
Hospitality
17%
Healthcare
25%
All Other
20%

Category	PCD Breakdown ($M)	PCD % of Total GWB Portfolio	% Total PCD	% PCD of GWB Specific Portfolio	% Pro Forma Portfolio	Total PCD Mark	% Attributable PCD Mark	% of Mark Against PCD Portfolio
Agriculture – Dairy	$213	3%	18%	51%	1.2%	$50	21%	23%
Agriculture – Non-Dairy	$177	2%	15%	20%	1.0%	$31	13%	18%
Hospitality	$255	3%	21%	26%	1.4%	$42	18%	17%
Healthcare	$102	1%	8%	11%	0.6%	$25	11%	25%
All Other	$453	5%	38%	9%	2.5%	$89	38%	20%
PCD Total	**$1,201**	**14%**	**100%**	**14%**	**6.6%**	**$238**	**100%**	**20%**

Source: Company documents
Note: Numbers may not sum due to rounding

Conservative PPNR & Cost Savings Assumptions

2023 GWB Pre-Provision Net Revenue Contribution ($M)



$224
($40)
$6
$0
$190
Consensus PPNR
Net Interest Income(1)
Fee Income(1)
Non-Interest Expense
Projected PPNR Contribution

Net Cost Savings vs. Recent M&A[2]



Median: 28%
21%

Source: S&P Global Market Intelligence; FactSet

Note: Consensus estimates based on calendar year end 12/31; Assumes no change in consensus estimates between 2023Q3 and 2023Q4

(1) Changes vs consensus to Net Interest Income and Fee Income based on FIBK's internal assumptions for GWB's PPNR

(2) Includes announced seller cost savings of recent U.S. bank transactions since 2019 with deal values greater than $1B at announcement; FIBK/GWB cost savings based on GWB consensus 2023 Non-Interest Expenses for calendar year end 12/31 (assumes no change in consensus estimates between 2023Q3 and 2023Q4); Median excludes FIBK/GWB

Transaction Detail

Key Financial Assumptions

Earnings Projections	• First Interstate's earnings per Street consensus • Great Western's earnings per Street consensus[1] adjusted for de-risking initiatives
Merger Costs	• $140 million (pre-tax, assumes ~85% tax deductible), includes over $20 million charitable contribution
Targeted Cost Savings	• 21% of Great Western's Street consensus Non-Interest Expenses[2], or ~$56 million fully-phased in (resulting in incremental pro forma Great Western expense run rate of ~$205 million) • 50% realized in 2022, 100% in 2023 • Potential revenue synergies not modeled

Marks & CECL Reserve	• 3.75% gross loan credit mark (approximately $318 million) or 1.5x reserves at close
	  • $80 million Non-PCD CECL Reserve
	  • $238 million PCD CECL Reserve
	• Establishment of new reserve equal to 1.0x non-PCD mark, accreted into earnings over 4 years
	• Other rate marks are net neutral

Purchase Accounting Adjustments & Other	• 0.30% core deposit intangible ($32 million) amortized sum of years digits over 10 years • FIBK's and GWB's Trust Preferred securities to be retained and recognized as Tier 2 Capital to comply with the Collins Amendment

(1) Calendar year end 12/31; Assumes no change in GWB consensus estimates between 2023Q3 and 2023Q4
(2) Cost savings based on GWB consensus 2023 Non-Interest Expenses for calendar year end 12/31 (assumes no change in consensus estimates between 2023Q3 and 2023Q4)

Estimated Earnings Per Share Impact

2023 Estimated Run-rate Earnings, Including Targeted Cost Savings

GWB Consensus Net Income Adjustment ($M)



$160
($26)
$13
$3
$150
Consensus Net Income
PPNR
Provison
Taxes / Other
Projected Net Income Contribution

($M, except per share values)	**2023E**
FIBK Stand-alone Net Income Estimate	**$191.8**
GWB Stand-alone Net Income Estimate	**160.3**
PPNR Adjustment Due to De-risking Initiatives	**(25.8)**
Provision Adjustment and Other	**15.9**
GWB Stand-alone De-risked Net Income Run Rate	**150.4**
After-Tax Transaction Adjustments:	
Cost Savings	$43.3
Opportunity Cost of Cash	(0.9)
Accretion of Non-PCD Credit Mark	20.0
Elimination of GWB's Amortization Expense	0.6
Core Deposit Amortization from Transaction	(4.2)
Pro Forma Net Income	**$401.1**
Pro Forma Average Diluted Shares (Ms)	**109.8**
FIBK Pro Forma EPS	**$3.65**
Accretion ($)	**0.60**
Accretion (%)	**~20%**

Source: FactSet
Note: GWB consensus estimates based on calendar year end 12/31; Assumes no change in GWB consensus estimates between 2023Q3 and 2023Q4

Tangible Book Value & TCE Impact

	$M	TCE / TA	Millions of basic shares	$ per share
FIBK equity as of June 30, 2021	**$1,970.9**			
(-) Goodwill and other intangible assets (excluding mortgage servicing rights)	($695.7)			
FIBK tangible book value / TCE ratio as of June 30, 2021	**$1,275.2**	**7.0%**	**62.2**	**$20.49**
(+) Three quarters of consensus earnings prior to close	136.4			
(-) Three quarters of common dividends	(76.6)			
(+) Amortization of existing intangibles	7.2			
(+) Other changes to shares	-		0.3	
Standalone FIBK tangible book value / TCE ratio at close	**$1,342.2**	**7.1%**	**62.5**	**$21.46**
<u>**Pro Forma**</u>				
Standalone FIBK tangible book value / TCE ratio at close	**$1,342.2**		**62.5**	**$21.46**
(+) Merger consideration	1,991.2		47.1	
(-) Goodwill and intangibles created	(803.7)			
(-) After-tax restructuring expenses	(113.2)			
Pro forma FIBK tangible book value / TCE ratio at close	**$2,416.6**	**7.7%**	**109.6**	**$22.05**
(-) Day 2 CECL Non-Purchase Credit Deteriorated reserve net of DTA	(61.6)			
Pro forma FIBK tangible book value / TCE ratio	**$2,355.0**	**7.5%**	**109.6**	**$21.49**
Accretion (bps / $)		**40 bps**		**$0.03**
Accretion (%)				**0.1%**
Tangible book value per share earnback				**Accretive**

Note: Numbers may not sum due to rounding

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First Interstate BancSystem